                                                                 EXHIBIT 10.6(b)


                        2001 INCENTIVE COMPENSATION PLAN
                             SYNAPTICS INCORPORATED
                        INCENTIVE STOCK OPTION AGREEMENT

         1. Grant of Option. SYNAPTICS INCORPORATED (the "Company") hereby grants, as of the date of grant (the "Date of Grant") set forth in the attached Notice of Grant of Stock Options attached hereto and made a part hereof, to the person whose name is set forth in the Notice of Grant of Stock Options (the "Optionee") an option (the "Option") to purchase the total number of shares of the Company's Common Stock (the "Shares") set forth in the Notice of Grant of Stock Options, at the exercise price per share set forth in the Notice of Grant of Stock Options. The Option shall be subject to the terms and conditions set forth herein. The Option was issued pursuant to the Company's 2001 Incentive Compensation Plan (the "Plan"), which is incorporated herein for all purposes. The Option is an Incentive Stock Option, and not a nonqualified stock option. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and conditions hereof and thereof and all applicable laws and regulations.

         2. Definitions. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributed thereto in the Plan.

         3. Exercise Schedule. Except as otherwise provided in Sections 6 or 10 of this Option Agreement, or in the Plan, the Option is exercisable in installments as provided in the Notice of Grant of Stock Options, which shall be cumulative. To the extent that the Option has become exercisable with respect to a percentage of Shares as provided in the Notice of Grant of Stock Options, the Option may thereafter be exercised by the Optionee, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein. The Notice of Grant of Stock Options table indicates each date (the "Vesting Date") upon which the Optionee shall be entitled to exercise the Option with respect to the number of Shares granted as indicated beside the date, provided that the Continuous Service of the Optionee continues through and on the applicable Vesting Date. Except as otherwise specifically provided herein, there shall be no proportionate or partial vesting in the periods prior to each Vesting Date, and all vesting shall occur only on the appropriate Vesting Date. Upon the termination of an Optionee's Continuous Service, any unvested portion of the Option shall terminate and be null and void.

         4. Method of Exercise. The vested portion of this Option shall be exercisable in whole or in part in accordance with the exercise schedule set forth in the Notice of Grant of Stock Options by written notice, which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised after both (a) receipt by the Company of such written notice accompanied by the exercise price and (b) arrangements that are satisfactory to the Committee or the Board in its sole discretion have been made for Optionee's payment to the Company of the amount, if any, that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No Shares will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares then may be traded.

         5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; or (c) such other consideration or in such other manner as may be determined by the Board or the Committee in its absolute discretion.

         6. Termination of Option.

                  (a) Any unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i) three months after the date on which the
Optionee's Continuous Service is terminated other than by reason of (A) Cause,
(B) a mental or physical disability (within the meaning of Internal Revenue Code
Section 22(e)) of the Optionee as determined by a medical doctor satisfactory to the Committee or the Board, or (C) the death of the Optionee;

                           (ii) immediately upon the termination of the
Optionee's Continuous Service for Cause;

                           (iii) twelve months after the date on which the
Optionee's Continuous Service is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee or the Board;

                           (iv) (A) twelve months after the date of termination
of the Optionee's Continuous Service by reason of the death of the Optionee, or, if later, (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 6(a)(iii) hereof; or

                           (v) the tenth anniversary of the date as of which the
Option is granted.

                  (b) To the extent not previously exercised, (i) the Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive or the shares of Stock are converted into or exchanged for securities issued by another entity, unless the successor or acquiring entity, or an affiliate of such successor or acquiring entity, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) of the Plan, and (ii) the Committee or the Board in its sole discretion may by written notice ("cancellation notice") cancel, effective upon the consummation of any corporate transaction described in Subsection 9(b)(i) of the Plan in which the Company does survive, the Option (or portion thereof) that remains unexercised on such date. The Committee or the Board shall give written notice of any proposed transaction referred to in this
Section 6(b) a reasonable
period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that the Optionee may have a reasonable period of time prior to the closing date of such transaction within which to exercise the Option if and to the extent that it then is exercisable (including any portion of the Option that may become exercisable upon the closing date of such transaction). The Optionee may condition his exercise of the Option upon the consummation of a transaction referred to in this Section 6(b).

         7. Transferability. The Option is not transferable otherwise than by will or the laws of descent and distribution, and during the lifetime of the Optionee the Option shall be exercisable only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         8. No Rights of Stockholders. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

         9. Market Stand-Off Agreement. At the request of the Company or the underwriters managing any underwritten offering of the Company's securities, the Optionee agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Stock (other than those included in the registration) acquired pursuant to the exercise of the Option, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters.

         10. Acceleration of Exercisability of Option. This Option shall become immediately fully exercisable in the event that, prior to the termination of the Option pursuant to Section 6 hereof, (a) there is a "Change in Control", as defined in Section 9(b) of the Plan, that occurs while the Optionee is employed by the Company or any of its subsidiaries, (b) the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 6(b)(ii) hereof, or (c) the Option is terminated pursuant to Section 6(b)(i) hereof.

         11. No Right to Continued Employment. Optionee acknowledges and agrees that the vesting of shares pursuant to the Option granted is earned only by continuing employment or consultancy at the will of the Company (not through the act of being hired, being granted this Option or acquiring shares hereunder). Optionee further acknowledges and agrees that nothing in this Option Agreement, nor in the Plan, shall confer upon Optionee any right with respect to continuation of employment or consultancy by the Company, nor shall it interfere in any way with Optionee's right or the Company's right to terminate Optionee's employment or consultancy at any time, with or without Cause.

         12. Law Governing. This Option Agreement shall be governed in accordance with and governed by the internal laws of the State of California.

         13. Incentive Stock Option Treatment. The terms of this Option shall be interpreted in a manner consistent with the intent of the Company and the Optionee that the Option qualify as an Incentive Stock Option under Section 422 of the Code. If any provision of the Plan or this Option Agreement shall be impermissible in order for the Option to qualify as an Incentive Stock Option, then the Option shall be construed and enforced as if such provision had never been included in the Plan or the Option. If and to the extent that the number of Options granted pursuant to this Option Agreement exceeds the limitations contained in Section 4(b) of the Plan or the value of Shares with respect to which this Option may qualify as an Incentive Stock Option, this Option shall be a Non-Qualified Stock Option.

         14. Interpretation / Provisions of Plan Control. This Option Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan adopted by the Committee or the Board as may be in effect from time to time. If and to the extent that this Option Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Option Agreement shall be deemed to be modified accordingly. The Optionee accepts the Option subject to all the terms and provisions of the Plan and this Option Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee or the Board upon any questions arising under the Plan and this Option Agreement.

         15. Notices. Any notice under this Option Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's Secretary at:

                                 Synaptics Incorporated
                                 2381 Bering Drive
                                 San Jose, California  95131

or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

         16. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  (a) Exercise of Option. There will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the exercise price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

                  (b) Disposition of Shares. If Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the date of grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an Option are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the exercise price and the lesser of (1) the fair market value of the Shares on the date of exercise, or
(2) the sale price of the Shares.

                  (c) Notice of Disqualifying Disposition of Option Shares. If Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the Option on or before the later of (1) the date two years after the date of grant, (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to the income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.

         If and to the extent that the number of Options granted hereunder exceeds the limitations contained in Section 4(b) of the Plan or the value of Shares with respect to which this Option may qualify as an Incentive Stock Option, this Option shall be a Non-Qualified Stock Option. The holder of a Non-Qualified Stock Option will be treated as having received compensation income (taxable at ordinary income tax rates) at the time the Option is exercised equal to the excess, if any, of the fair market value of the shares of Stock on the date of exercise over the exercise price. If the shares of Stock transferred pursuant to the Non-Qualified Stock Option are held for at least one year after the Option is exercised, any gain realized on disposition of the shares of Stock will be treated as long-term capital gain for federal income tax purposes.

         The foregoing discussion assumes that, and only is applicable if, the fair market value of the Shares as of the date on which the Option is granted is not less than the exercise price. The Company believes that it has made a good faith effort to determine the fair market value of the Shares and does not believe that the exercise price is less than the fair market value of the Shares on the Date of Grant. No assurances can be given, however, that the Internal Revenue Service would not take a contrary position, or that the Internal Revenue Service would not treat the Option as an Incentive Stock Option for some other reason. If the exercise price is determined to be less than the fair market value of a Share on the Date of Grant, then the Option may be taxable as a Non-Qualified Stock Option. It is also possible that if the fair market value is determined to be significantly greater than the exercise price, the Internal Revenue Service may take the position that the Option is not in effect a stock option but should be treated as a restricted stock for tax purposes. The Optionee should consult with his or her own tax advisors as to whether any action should be taken to minimize these risks.

         17. Execution. This Option Agreement is executed by the parties hereto on the Notice of Grant of Stock Options, which is attached hereto and made a part hereof.

                        2001 INCENTIVE COMPENSATION PLAN
                             SYNAPTICS INCORPORATED
                      NON-QUALIFIED STOCK OPTION AGREEMENT

         1. Grant of Option. SYNAPTICS INCORPORATED (the "Company") hereby grants, as of the date of grant ("Date of Grant") set forth in the attached Notice of Grant of Stock Options attached hereto and made a part hereof, to the person whose name is set forth in the Notice of Grant of Stock Optons (the "Optionee") an option (the "Option") to purchase the total number of shares of the Company's Common Stock (the "Shares") set forth in the Notice of Grant of Stock Options, at the exercise price per share set forth in the Notice of Grant of Stock Options. The Option shall be subject to the terms and conditions set forth herein. The Option was issued pursuant to the Company's 2001 Incentive Compensation Plan (the "Plan"), which is incorporated herein for all purposes. The Option is a nonqualified stock option, and not an Incentive Stock Option. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and conditions hereof and thereof and all applicable laws and regulations.

         2. Definitions. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributed thereto in the Plan.

         3. Exercise Schedule. Except as otherwise provided in Sections 6 or 8 of this Option Agreement, or in the Plan, the Option is exercisable in installments as provided in the Notice of Grant of Stock Options, which shall be cumulative. To the extent that the Option has become exercisable with respect to a percentage of Shares as provided in the Notice of Grant of Stock Options, the Option may thereafter be exercised by the Optionee, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein. The Notice of Grant of Stock Options table indicates each date (the "Vesting Date") upon which the Optionee shall be entitled to exercise the Option with respect to the number of Shares granted as indicated beside the date, provided that the Continuous Service of the Optionee continues through and on the applicable Vesting Date. Except as otherwise specifically provided herein, there shall be no proportionate or partial vesting in the periods prior to each Vesting Date, and all vesting shall occur only on the appropriate Vesting Date. Upon the termination of an Optionee's Continuous Service, any unvested portion of the Option shall terminate and be null and void.

         4. Method of Exercise. The vested portion of this Option shall be exercisable in whole or in part in accordance with the exercise schedule set forth in the Notice of Grant of Stock Options by written notice, which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised after both (a) receipt by the Company of such written notice accompanied by the exercise price and (b) arrangements that are satisfactory to the Committee or the Board in its sole discretion have been made for Optionee's payment to the Company of the amount that is necessary to be withheld in accordance with applicable Federal or state withholding requirements. No Shares will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares then may be traded.

         5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) check; or (c) such other consideration or in such other manner as may be determined by the Board or the Committee in its absolute discretion.

         6. Termination of Option.

                  (a) Any unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of:

                           (i) three months after the date on which the
Optionee's Continuous Service is terminated other than by reason of (A) Cause,
(B) a mental or physical disability (within the meaning of Internal Revenue Code
Section 22(e)) of the Optionee as determined by a medical doctor satisfactory to the Committee or the Board, or (C) the death of the Optionee;

                           (ii) immediately upon the termination of the
Optionee's Continuous Service for Cause;

                           (iii) twelve months after the date on which the
Optionee's Continuous Service is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee or the Board;

                           (iv) (A) twelve months after the date of termination
of the Optionee's Continuous Service by reason of the death of the Optionee, or , if later, (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 6(a)(iii) hereof; or

                           (v) the tenth anniversary of the date as of which the
Option is granted.

                  (b) To the extent not previously exercised, (i) the Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive or the shares of Stock are converted into or exchanged for securities issued by another entity, unless the successor or acquiring entity, or an affiliate of such successor or acquiring entity, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) of the Plan, and (ii) the Committee or the Board in its sole discretion may by written notice ("cancellation notice") cancel, effective upon the consummation of any corporate transaction described in Subsection 9(b)(i) of the Plan in which the Company does survive, the Option (or portion thereof) that remains unexercised on such date. The Committee or the Board shall give written notice of any proposed transaction referred to in this
Section 6(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that the Optionee may have a reasonable period of time prior to the closing date of such transaction within which to exercise the Option if and to the extent that it then is exercisable (including any portion of the Option that may become exercisable upon the closing date of such transaction). The Optionee may condition his exercise of the Option upon the consummation of a transaction referred to in this Section 6(b).

         7. Transferability

                  (a) General. Except as provided herein, a Participant may not assign, sell, transfer, or otherwise encumber or subject to any lien any Award or other right or interest granted under this Plan, in whole or in part, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, other than by will or by operation of the laws of descent and distribution, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.

                  (b) Permitted Transfer of Option. The Committee or Board, in its sole discretion, may permit the transfer of an Option granted under this Option Agreement as follows: (A) by gift to a member of the Participant's Immediate Family or (B) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Optionee. For purposes of this Section 7(b), "Immediate Family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships. If a determination is made by counsel for the Company that the restrictions contained in this Section 7(b) are not required by applicable federal or state securities laws under the circumstances, then the Committee or Board, in its sole discretion, may permit the transfer of Options granted under this Option Agreement to one or more Beneficiaries or other transferees during the lifetime of the Participant, which may be exercised by such transferees in accordance with the terms of this Option Agreement, but only if and to the extent permitted by the Committee or the Board pursuant to the express terms of this Option Agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions and restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

         [8. Acceleration of Exercisability of Option. This Option shall become immediately fully exercisable in the event that, prior to the termination of the Option pursuant to Section 6 hereof, (a) there is a "Change in Control", as defined in Section 9(b) of the Plan, that occurs while the Optionee is employed by the Company or any of its subsidiaries, (b) the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 6(b)(ii) hereof, or (c) the Option is terminated pursuant to Section 6(b)(i) hereof. [Optional]

         9. No Rights of Stockholders. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

         10. Market Stand-Off Agreement. At the request of the Company or the underwriters managing any underwritten offering of the Company's securities, the Optionee agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Stock (other than those included in the registration) acquired pursuant to the exercise of the Option, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters.

         11. No Right to Continued Employment. Neither the Option nor this Option Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

         12. Law Governing. Optionee acknowledges and agrees that the vesting of shares pursuant to the Option granted is earned only by continuing employment or consultancy at the will of the Company (not through the act of being hired, being granted this Option or acquiring shares hereunder). Optionee further acknowledges and agrees that nothing in this Option Agreement, nor in the Plan, shall confer upon Optionee any right with respect to continuation of employment or consultancy by the Company, nor shall it interfere in any way with Optionee's right or the Company's right to terminate Optionee's employment or consultancy at any time, with or without Cause.

         13. Interpretation / Provisions of Plan Control. This Option Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan adopted by the Committee or the Board as may be in effect from time to time. If and to the extent that this Option Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Option Agreement shall be deemed to be modified accordingly. The Optionee accepts the Option subject to all the terms and provisions of the Plan and this Option Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee or the Board upon any questions arising under the Plan and this Option Agreement.

         14. Notices. Any notice under this Option Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's Secretary at:

                                    Synaptics Incorporated
                                    2381 Bering Drive
                                    San Jose, California  95131
or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

         15. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                  (a) Exercise of Option. There may be a regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the exercise price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                  (b) Disposition of Shares. If Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

         The foregoing discussion assumes that, and only is applicable if, the fair market value of the Shares as of the date on which the Option is granted is not significantly less than the exercise price. The Company believes that it has made a good faith effort to determine the fair market value of the Shares and does not believe that the exercise price is significantly less than the fair market value of the Shares on the Date of Grant. No assurances can be given, however, that the Internal Revenue Service would not take a contrary position. It is possible that if the fair market value is determined to be significantly greater than the exercise price, the Internal Revenue Service may take the position that the Option is not in effect a stock option but should be treated as a restricted stock for tax purposes. The Optionee should consult with his or her own tax advisors as to whether any action should be taken to minimize these risks.

         16. Execution. This Option Agreement is executed by the parties hereto on the Notice of Grant of Stock Options, which is attached hereto and made a part hereof.

                        2001 INCENTIVE COMPENSATION PLAN
                             SYNAPTICS INCORPORATED
              NON-QUALIFIED STOCK OPTION AGREEMENT FOR UK EMPLOYEES

1. Grant of Option. SYNAPTICS INCORPORATED (the "Company") hereby grants, as of the _________ day of _________________, 20____ ("Date of Grant"),
         to ________________________________________ (the "Optionee") an option
         (the "Option") to purchase up to _________ shares of the Company's Common Stock, $_______ par value per share (the "Shares"), at an exercise price per share equal to $_______. The Option shall be subject to the terms and conditions set forth herein and to the terms and conditions of the Joint Election (as defined in paragraph 9 herein). The Option was issued pursuant to the Company's 2001 Incentive Compensation Plan (the "Plan"), which is incorporated herein for all purposes. The Option is a nonqualified stock option, and not an Incentive Stock Option. The Optionee hereby acknowledges receipt of a copy of the Plan and the Joint Election and agrees to be bound by all of the terms and conditions hereof and thereof and all applicable laws and regulations.

2. Definitions. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributed thereto in the Plan.

3. Exercise Schedule. Except as otherwise provided in Sections 6 or 12 of this Agreement, or in the Plan, the Option is exercisable in installments as provided below, which shall be cumulative. To the extent that the Option has become exercisable with respect to a percentage of Shares as provided below, the Option may thereafter be exercised by the Optionee, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein. The following table indicates each date (the "Vesting Date") upon which the Optionee shall be entitled to exercise the Option with respect to the percentage of Shares granted as indicated beside the date, provided that the Continuous Service of the Optionee continues through and on the applicable Vesting Date:

               Percentage of Shares                        Vesting Date

         Except as otherwise specifically provided herein, there shall be no proportionate or partial vesting in the periods prior to each Vesting Date, and all vesting shall occur only on the appropriate Vesting Date. Upon the termination of an Optionee's Continuous Service, any unvested portion of the Option shall terminate and be null and void.

4. Method of Exercise. The vested portion of this Option shall be exercisable in whole or in part in accordance with the exercise schedule set forth in Section 3 hereof by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price payment of the Option Tax Liability (as defined in Section 8b herein) and payment of any liability arising under the terms of the Joint Election as so required by the Company. This Option shall be deemed to be exercised after receipt by the Company of such written notice accompanied by such payments or evidence of arrangements, satisfactory to the Board or the committee in its sole discretion, which have been made for the Optionee's payment to the Company of the Option Tax Liability and/or the liability arising under the terms of the Joint Election. No Shares will be issued pursuant to the Option unless and until such issuance and such exercise shall comply with all relevant provisions of applicable law, including the requirements of any stock exchange upon which the Shares then may be traded.

5. Method of Payment. Payment of the exercise price and of the Option Tax Liability shall be by any of the following, or a combination thereof, at the election of the Optionee: (a) cash; (b) cheque; or (c) such other consideration or in such other manner as may be determined by the Board or the Committee in its absolute discretion.

         Payment of any liability arising under the terms of the Joint Election will be pursuant to the provisions of the Joint Election.

6.       Termination of Option.

         (a) Any unexercised portion of the Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of:

                  (i) three months after the date on which the Optionee's Continuous Service is terminated other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee's Continuous Service by reason of the Optionee's willful misconduct or gross negligence, (B) a mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) of the Optionee as determined by a medical doctor satisfactory to the Committee or the Board, or (C) the death of the Optionee;

                  (ii) immediately upon the termination of the Optionee's Continuous Service for Cause;

                  (iii) twelve months after the date on which the Optionee's Continuous Service is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee or the Board;

                  (iv) (A) twelve months after the date of termination of the Optionee's Continuous Service by reason of the death of the Optionee, or , if later, (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 6(a)(iii) hereof; or

                  (v) the tenth anniversary of the date as of which the Option is granted.

         (b) To the extent not previously exercised, (i) the Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive or the shares of Stock are converted into or exchanged for securities issued by another entity, unless the successor or acquiring entity, or an affiliate of such successor or acquiring entity, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) of the Plan, and (ii) the Committee or the Board in its sole discretion may by written notice ("cancellation notice") cancel, effective upon the consummation of any corporate transaction described in Subsection 9(b)(i) of the Plan in which the Company does survive, the Option (or portion thereof) that remains unexercised on such date. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 6(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that the Optionee may have a reasonable period of time prior to the closing date of such transaction within which to exercise the Option if and to the extent that it then is exercisable (including any portion of the Option that may become exercisable upon the closing date of such transaction). The Optionee may condition his exercise of the Option upon the consummation of a transaction referred to in this Section 6(b).

7.       Tax Consequences

         (a) The Optionee should obtain advice from an appropriate independent professional adviser in relation to the United Kingdom taxation implications of the grant, exercise, assignment, release, cancellation or any other disposal of this Option (the "Trigger Event") pursuant to the Plan and on any subsequent sale of the Option Shares. The Optionee should also take advice in respect of the United Kingdom taxation indemnity provisions comprising Sections 8a and 8b below.

8.       Optionee's Taxation Indemnity

         (a) To the extent permitted by law, the Optionee hereby agrees to indemnify and keep indemnified the Company and the Company, as trustee for and on behalf of any related corporation, in respect of any liability or obligation of the Company and/or any related corporation to account for income tax (under PAYE) or any other taxation provisions and primary class 1 National Insurance contributions ("NICs") in the United Kingdom to the extent arising from a Trigger Event or arising out of the acquisition, retention and disposal of the Shares acquired pursuant to this Option.

         (b) The Company shall not be obliged to allot and issue any Shares or any interest in Shares pursuant to the exercise of an Option unless and until the Optionee has paid to the Company such sum as is, in the opinion of the Company, sufficient to indemnify the Company in full against any liability the Company has to account to the Inland Revenue for any amount of, or representing, income tax and/or primary NICs (the "Option Tax Liability"), or the Optionee has made such other arrangement as in the opinion of the Company will ensure that the full amount of any Option Tax Liability will be recovered from the Optionee within such period as the Company may then determine.

         (c) In the absence of any such other arrangement being made, the Company shall have the right to retain out of the aggregate number of shares to which the Optionee would have otherwise been entitled upon the exercise of an Option, such number of Shares as, in the opinion of the Company, will enable the Company to sell as agent for the Optionee (at the best price which can reasonably expect to be obtained at the time of the sale) and to pay over to the Company sufficient monies out of the net proceeds of sale, after deduction of all fees, commissions and expenses incurred in relation to such sale, to satisfy the Optionee's liability under such indemnity.

9. Employer's NICs. As a consideration of the grant of an Option under the Plan the Optionee has joined with the Company, or if and to the extent that there is a change in the law, any other company or person who is or becomes a secondary contributor for NIC purposes in respect of this Option (the "Secondary Contributor") in making an election (in such terms and such form as provided in paragraphs 3A and 3B of Schedule 1 to the Social Security Contributions and Benefits Act 1992) which has been approved by the Inland Revenue (the "Joint Election"), for the transfer of the whole or any liability of the Secondary Contributor to Employer's Class 1 NICs to be transferred to the Optionee.

10.      Restrictions While Stock is Not Registered.

         (a) Restricted Shares. Any shares of Stock acquired upon exercise of the Option specified in Section 1 and (i) all shares of the Company's capital stock received as a dividend or other distribution upon such shares, and (ii) all shares of capital stock or other securities of the Company into which such shares may be changed or for which such shares shall be exchanged, whether through reorganization, recapitalization, stock split-ups or the like, shall be subject to the provisions of this Section 10 at all times, and only at those times, that shares of the Company's Common Stock are not registered under the Securities Exchange Act of 1934, as amended (such times during which the Stock is not so registered sometimes hereinafter being referred to as the "Restricted Period") and are during the Restricted Period hereinafter referred to as "Restricted Shares."

         (b) No Sale or Pledge of Restricted Shares. Except as otherwise provided herein, Optionee agrees and covenants that during the Restricted Period he or she will not sell, pledge, encumber or otherwise transfer or dispose of, and will not permit to be sold, encumbered, attached or otherwise disposed of or transferred in any manner, either voluntarily or by operation of law (all hereinafter collectively referred to as "transfers"), all or any portion of the Restricted Shares or any interest therein except in accordance with and subject to the terms of this Section 10.

         (c) Voluntary Transfer Repurchase Option. If Optionee desires to effect a voluntary transfer of any of the Restricted Shares during the Restricted Period, Optionee shall first give written notice to the Company of such intent to transfer (the "Offer Notice") specifying (i) the number of the Restricted Shares (the "Offered Shares") and the date of the proposed transfer (which shall not be less than thirty (30) days after the giving of the Offer Notice), (ii) the name, address, and principal business of the proposed transferee (the "Transferee"), and (iii) the price and other terms and conditions of the proposed transfer of the Offered Shares to the Transferee. The Offer Notice by Optionee shall constitute an offer to sell all, but not less than all, of the Offered Shares, at the price and on the terms specified in such Offer Notice, to the Company and/or its designated purchaser. If the Company desires to accept Optionee's offer to sell, either for itself or on behalf of its designated purchaser, the Company shall signify such acceptance by written notice to Optionee within thirty (30) days following the giving of the Option Notice. Failing such acceptance, Optionee's offer shall lapse on the thirty-first day following the giving of the Option Notice. With such written acceptance, the Company shall designate a day not later than ten days following the date of giving its notice of acceptance on which the Company or its designated purchaser shall deliver the purchase price of the Offered Shares (in the same form as provided in the Offer Notice) and Optionee shall deliver to the Company or its designated Purchaser, as applicable, all certificates evidencing the Offered Shares endorsed in blank for transfer or with separate stock powers endorsed in blank for transfer. Payment of the purchase price may, at the discretion of the Company, include cancellation of all or a part of any outstanding indebtedness of Optionee to the Company. Upon the lapse without acceptance by the Company of Optionee's offer to sell the Offered Shares, Optionee shall be free to transfer the Offered Shares not purchased by the Company or the designated purchaser to the Transferee (and no one else), for a price and on terms and conditions which are no more favorable to the Transferee than those set forth in the Offer Notice, for a period of thirty days thereafter, but after such period the restrictions of this Section 10 shall again apply to the Restricted Shares. The Offered Shares so transferred by Optionee to the Transferee shall continue to be subject to all of the terms and conditions of this Section 10 and the Company shall have the right to require, as a condition of such transfer, that the Transferee execute an agreement substantially in the form and content of the provisions of this Section 10, as well as any shareholders agreement required by the Company.

         (d) Involuntary Transfer Repurchase Option. Whenever, during the Restricted Period, Optionee has any notice or knowledge of any attempted, pending, or consummated involuntary transfer or lien or charge upon any of the Restricted Shares, whether by operation of law or otherwise (including divorce), Optionee shall give immediate written notice thereof to the Company. Whenever the Company has any other notice or knowledge of any such attempted, impending, or consummated involuntary transfer, lien, or charge, it shall give written notice thereof to the Optionee. In either case, Optionee agrees to disclose forthwith to the Company all pertinent information in his possession relating thereto. If during the Restricted Period any of the Restricted Shares are subjected to any such involuntary transfer, lien, or charge, the Company and its designated purchaser shall at all times have the immediate and continuing option to purchase such of the Restricted Shares upon notice by the Company to Optionee or other record holder at a price and on terms determined according to Section 10(f) below, and any of the Restricted Shares so purchased by the Company or its designated purchaser shall in every case be free and clear of such transfer, lien, or charge.

         (e) Excepted Transfers. The provisions of Sections 10(b) and (c) shall not apply to transfers by Optionee to his or her spouse, lineal descendants or trustee of trusts for their benefit, provided, however, that during the Restricted Period Optionee shall continue to be subject to all of the terms and provisions of this Section 10 with respect to any remaining present or future interest whatsoever he or she may have in the transferred Restricted Shares, and, further provided that during the Restricted Period any shares transferred pursuant to this subsection (e) shall continue to be treated as Restricted Shares and the transferee of any such Restricted Shares shall likewise be subject to all such terms and conditions of this Section 10 as though such transferee were a party hereto.

         (f) Repurchase Price. For purposes of Section 10(d) hereof, the per share purchase price of Restricted Shares shall be an amount equal to the fair market value of such share, determined by the Board and agreed by the Inland Revenue Share Valuation division as of any date determined by the Board that is not more than one year prior to the date of the event giving rise to the Company's right to purchase such Restricted Shares. The Company shall notify Optionee or his or her executor of the price so determined within 30 days after receipt of notice of the involuntary transfer, lien or charge. Any determination of fair market value made by the Board shall be binding and conclusive on all parties unless shown to have been made in an arbitrary and capricious manner. The purchase price shall, at the option of the Company, be payable in cash or in the form of the Company's promissory note payable in up to two equal annual installments commencing on the date of the acquisition by the Company (the "Restricted Share Acquisition Date") of the Restricted Shares, together with interest on the unpaid balance thereof at the rate equal to the prime rate of interest as quoted in the Wall Street Journal on the Restricted Share Acquisition Date.

         (g) Legends. The certificate or certificates representing any Shares acquired pursuant to the exercise of an Option prior to the last day of the Restricted Period shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

                           (A) "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
                  REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH."

                           (B) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE
                  SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL AND REPURCHASE OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN A STOCK OPTION AGREEMENT DATED ______________________, AS MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND REPURCHASE RIGHTS ARE BINDING ON TRANSFEREES OF THESE SHARES."

         11.      Transferability

         (a) General. Except as provided herein, a Participant may not assign, sell, transfer, or otherwise encumber or subject to any lien any Award or other right or interest granted under this Plan, in whole or in part, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, other than by will or by operation of the laws of descent and distribution, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.

         (b) Permitted Transfer of Option. The Committee or Board, in its sole discretion, may permit the transfer of an Option granted under this Agreement as follows: (A) by gift to a member of the Participant's Immediate Family or (B) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Optionee. For purposes of this Section 11(b), "Immediate Family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships. If a determination is made by counsel for the Company that the restrictions contained in this
                  Section 11(b) are not required by applicable federal or state securities laws under the circumstances, then the Committee or Board, in its sole discretion, may permit the transfer of Options granted under this Agreement to one or more Beneficiaries or other transferees during the lifetime of the Participant, which may be exercised by such transferees in accordance with the terms of this Agreement, but only if and to the extent permitted by the Committee or the Board pursuant to the express terms of this Agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions and restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

12. Acceleration of Exercisability of Option. This Option [shall] [shall not] become immediately fully exercisable in the event that, prior to the termination of the Option pursuant to Section 6 hereof, (a) there is a "Change in Control", as defined in Section 9(b) of the Plan, that occurs while the Optionee is employed by the Company or any of its subsidiaries, (b) the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to
         Section 6(b)(ii) hereof, or (c) the Option is terminated pursuant to
         Section 6(b)(i) hereof.

13. No Rights of Stockholders. Neither the Optionee nor any personal representative (or beneficiary) shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

14. Market Stand-Off Agreement. In the event of an initial public offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, the Optionee agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Stock (other than those included in the registration) acquired pursuant to the exercise of the Option, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters.

15. Optionee's Representations. In the event the Company's issuance of the shares of Stock purchasable pursuant to the exercise of this Option has not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached to this Agreement as Exhibit A or in such other form as the Company may request.

16. No Right to Continued Employment. Neither the Option nor this Agreement shall confer upon the Optionee any right to continued employment or service with the Company.

17.      Data Protection

         (a) In order to facilitate the administration of the Plan, it will be necessary for Synaptics UK Limited (or its payroll administrators) to collect, hold and process certain personal information about the Optionee and to transfer this data to the Company and to certain third parties such as brokers with whom the Optionee may elect to deposit any share capital under the Plan. The Optionee consents to Synaptics (UK) Limited (or its payroll administrators) collecting, holding and processing its personal data and transferring this data to the Company or any other third parties insofar as is reasonably necessary to implement, administer and manage the Plan.

         (b) Where the transfer is to be to a destination outside the European Economic Area, the Company shall take reasonable steps to ensure that the Optionee's personal data continues to be adequate protected and securely held.

         (c) The Optionee understands that the Optionee may, at any time, view its personal data, require any necessary corrections to it or withdraw the consents herein in writing by contacting the [Human Resources Department] of the Company (but acknowledges that without the use of such data it may not be practicable for Synaptics (UK) Limited and the Company to administer the Optionee's involvement in the Plan in a timely fashion or at all and this may be detrimental to the Optionee.

18. Law Governing. This Agreement shall be governed in accordance with and governed by the internal laws of the State of California. The Joint Election is governed by the laws of England and Wales.

19. Interpretation / Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan adopted by the Committee or the Board as may be in effect from time to time. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan or the Joint Election, the Plan shall control, except in respect to the liabilities arising under the Joint Election in relation to which the Joint Election shall control, and this Agreement shall be deemed to be modified accordingly. The Optionee accepts the Option subject to all the terms and provisions of the Plan, the Joint Election and this Agreement. The undersigned Optionee hereby accepts as binding, conclusive and final all decisions or interpretations of the Committee or the Board upon any questions arising under the Plan, the Joint Election and this Agreement.

20. Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the Royal Mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company's Secretary at:

                                    Synaptics Incorporated
                                    2381 Bering Drive
                                    San Jose, California  95131

         or if the Company should move its principal office, to such principal office, and, in the case of the Optionee, to the Optionee's last permanent address as shown on the Company's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the _______ day of ________________, 20_____.

                                               COMPANY:
                                               SYNAPTICS INCORPORATED, A
                                               CALIFORNIA CORPORATION

                                           By:
                                              -------------------------------
                                           Name:
                                           Title:


         Optionee acknowledges receipt of a copy of the Plan and the Joint Election and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan, the Joint Election and this Option in their entirety, has had an opportunity to obtain independent legal advice prior to executing this Option, and fully understands all provisions of the Option.

         Dated:                            OPTIONEE:
               ---------------------


                                           By:
                                              -------------------------------
                                           Name:

                                    EXHIBIT A
                       INVESTMENT REPRESENTATION STATEMENT

PURCHASER      :
COMPANY        :
SECURITY       :  COMMON STOCK
AMOUNT         :
DATE           :

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

         (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

         (b) I understand that the Company's issuance of the Securities has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

         (c) I further understand that the Securities must be held indefinitely unless the transfer is subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register any transfer of the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless registered or such registration is not required in the opinion of counsel for the Company.

         (d) I am familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the Securities, such issuance will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph (d), I acknowledge and agree to the restrictions set forth in paragraph (e) hereof.

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
         In the event that the Company does not qualify under Rule 701 at the time of issuance of the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

         (e) I further understand that in the event all of the applicable requirements of Rule 144 or Rule 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and Rule 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or Rule 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                         Signature of Purchaser:

                                         -----------------------------


Date:
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